UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

TREATY ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-28015	86-0884116
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

201 St. Charles Ave., Suite 2558
New Orleans, LA	70170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 599-5684

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 20, 2011, Treaty Energy Corporation (“Treaty” or the “Company”) entered into an agreement to purchase the Shotwell W.F. Lease (Texas Railroad Commission Lease #7B-03520) and the Shotwell “C” Lease (Texas Railroad Commission Lease #7B-28384) along with associated equipment from Adam Earnest for a total purchase price of $170,000. The purchase price is to be paid with a down payment of $50,000 paid upon signing of the purchase agreement and the remaining $120,000 is to be paid at closing on May 25, 2011. The Shotwell leases have two currently producing wells, 1 flowing well, and 1 injection well.

ITEM 9.01   EXHIBITS

Exhibit No.	Title
10.1	Lease & Asset Purchase Agreement
99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TREATY ENERGY CORPORATION

Date: April 21, 2011	By:	/s/ Michael A. Mulshine
Michael A. Mulshine Assistant Secretary

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